EXHIBIT 10.25

NEWTECH


                                                              September 16, 1997

VIA FAX

Mr. Harry Schulman
Executive Vice President
Windmere-Durable Holdings, Inc.
5980 Miami Lakes Drive
Miami Lakes, Florida 33014-2467


         Re: Guarantees for Bank Leumi Facility/Revolving Note

Dear Harry:

         This letter agreement sets forth our understanding regarding the guarantee provided to Bank Leumi, Comercia Bank and National Bank of Canada (together, the "Banks") by Windmere-Durable Holdings, Inc. ("Windmere") in the Amendment to Guaranty Agreement dated as of September 9, 1997 (the "Amendment"). Under the Amendment, Windmere increased the limit of its guarantee under the Guarantee Agreement dated as of July 23, 1997 ("Guarantee Agreement") to $9 million, from $3 million. The $9 million limit will be reduced back to $3 million if certain loans and obligations of Newtech and Newtech Hong Kong are reduced to certain levels by November 15, 1997, as set forth in the Amendment. As consideration for providing the increased guarantee under the Amendment, Newtech and Newtech Hong Kong have executed an Indemnification and Security Agreement dated as of September 9, 1997 ("Indemnification/Security Agreement"), in which they have pledged their assets to Windmere as collateral for the guarantee and the Revolving Note (as described below), subject and subordinate to the Security Agreement dated July 23, 1997 entered into by Newtech and Newtech Hong Kong, in favor of the Banks. Further, the Banks accepted a Subordination Agreement dated as of September 9, 1997 ("Subordination Agreement") and consented to the Indemnification Agreement.

         Newtech and Newtech Hong Kong have also entered into a Revolving Note dated September 18, 1997 in the approximate amount of $3 million, in exchange for Windmere obtaining (and making reimbursements with respect to) certain trade letters of credit. The Indemnification/Security Agreement also furnishes collateral for the Revolving Note.

         Windmere and the undersigned ("Newman"), hereby agree that Newman may at his option provide a new guarantee of $3 million ("New Guarantee") in the form attached hereto, to the

Banks in substitution for $3 million of the guarantee now provided by Windmere under the Amendment and under the Guaranty Agreement. In the event that Newman provides the New Guarantee, Windmere's guarantee to the Banks will be reduced by $3 million, and the Indemnification/Security Agreement will be terminated with respect to the subordinated pledge of assets of Newtech and Newtech Hong Kong to Windmere, but not with respect to the indemnification and the right of Windmere to offset any default under the Revolving Note by reduction of principal and interest due from the $3 million and $2 million notes from Windmere to Newtech ("Windmere Notes"). Windmere shall provide notice in writing to Newtech of any default under the Revolving Note and Newtech shall have fifteen (15) days from receipt of such notice to cure the default. The New Guarantee and the other actions contemplated herein are subject to consents by the Banks.

         In the event that Newtech defaults in making principal and interest payments due under the Revolving Note, Newman may at his option pay one-half of such amount due. Upon payment by Newman of such amount, Windmere's security interest in any collateral of Newtech and Newtech Hong Kong will terminate, provided, however, that (1) either the New Guarantee, has also been provided by Newman, or (2) the Credit Facility with the Banks has been paid down to the extent that the $9 million limit under the Amendment to Guarantee has been reduced back to the $3 million limit, or the guarantees of Windmere and Newman to the Banks have been terminated in full due to the full repayment and termination of the Credit Facility.

         If this correctly represents our understanding, please execute below.

                                               /S/ JOEL NEWMAN
                                               --------------------------------
                                               Joel Newman

Agreed to and accepted by:

WINDMERE DURABLE-HOLDINGS, INC.

By: /S/ ILLEGIBLE
    ---------------------------

NEW M-TECH CORPORATION

By: /S/ JOEL NEWMAN
    ---------------------------

NEWTECH HONG KONG LTD.

By: /S/ JOEL NEWMAN
    ---------------------------

                                      FORM

                         AMENDMENT TO GUARANTY AGREEMENT

                           DATED AS OF ________, 1997

         This AMENDMENT TO GUARANTY AGREEMENT ("this Amendment") is made by and among JOEL NEWMAN, an individual currently residing at 355 Ocean Boulevard, Golden Beach, Florida 33160 (the "Guarantor"), BANK LEUMI LE-ISRAEL B.M., COMERICA BANK and NATIONAL BANK OF CANADA (the "Banks") and BANK LEUMI LE-ISRAEL B.M., as Agent (the "Agent") and amends that certain Guaranty Agreement, dated as of July 23, 1997, made by the Guarantor in favor of the Banks and the Agent (the "Guaranty", the capitalized terms used but not otherwise defined herein being used herein as therein defined).

         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantor, the Banks and the Agent hereby agree as follows:

         1. The Guarantor consents to the Amendment to Credit Agreement, dated September 9, 1997, between the Borrowers, the Banks and the Agent and to the issuance by the Borrowers of Revolving Notes in the principal amounts of $9,375,000, $7,500,000 and $3,125,000 in favor of Bank Leumi le-Israel B.M.,
Comerica Bank and National Bank of Canada, respectively, and acknowledges and agrees that the Obligations as referred to and defined in the Guaranty include all obligations and liabilities arising under the Credit Agreement, as amended by the aforesaid Amendment to Credit Agreement, and/or any or all of the aforesaid Revolving Notes.

         2. The first sentence of ss.1(b) of the Guaranty is hereby amended to read as follows:

         The liability of Guarantor under this Guaranty shall not exceed the following sum the "Maximum Amount"): (i) $6,000,000 (which amount shall be reduced to $3,000,000 on November 15, 1997 if, but only if, the sum of the aggregate unpaid principal amount of all Loans plus the aggregate amount of all Acceptance Obligations does not exceed $10,000,000 at that time, the aggregate amount of all Acceptance Obligations does not exceed $5,000,000 at that time and no Event of Default has theretofore occurred and is then continuing), plus (ii) interest accrued under the Credit Agreement or the Notes with respect to the amount referred to in clause (i), plus (iii) the Collection Costs.

         3. As amended hereby, the Guaranty shall remain in full force and effect and is hereby confirmed. The Guarantor acknowledges that it has no defenses, counterclaims or rights of offset with respect to its obligations under the Guaranty and waives any that it may have.

         4. The Guarantor, the Banks and the Agent each hereby waive any right they may have to a trial by jury in any action, proceeding or counterclaim arising hereunder or relating hereto.

         IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Amendment as of the date first above written.

                                     ------------------------------------------
                                     Joel Newman

                                     BANK LEUMI LE-ISRAEL B.M.

                                     By:
                                          -------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                          -------------------------------------

                                     COMERICA BANK

                                     By:
                                          -------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                          -------------------------------------

                                     NATIONAL BANK OF CANADA

                                     By:
                                          -------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                          -------------------------------------

                                      -2-